Summary of Significant Accounting Policies: Accounting Standards Updates Pending Adoption (Policies)	12 Months Ended
Dec. 31, 2015
Policies
Accounting Standards Updates Pending Adoption

Accounting Standards Updates Pending Adoption

In May 2014, the Financial Accounting Standards Board (“FASB”) issued a comprehensive new revenue recognition standard, Accounting Standards Update (“ASU”) No. 2014-09, Revenue from Contracts with Customers (“ASU 2014-09”). The new standard will supersede nearly all existing revenue recognition guidance by establishing a five step, principles-based process; however, it will not impact the accounting for insurance contracts, leases, financial instruments, and guarantees. For those contracts that are impacted by the new guidance, ASU 2014-09 will require an entity to recognize revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. In July 2015, the FASB approved the deferral of ASU 2014-09 for one year and it is effective for annual and interim reporting periods beginning in 2018 for public business entities and 2019 for others. Early adoption in 2017 will be permitted. The Company is currently evaluating the impact of ASU 2014-09 on its financial statements.

In January 2016, the FASB issued Accounting Standard Update (ASU) No. 2016-01, Recognition and Measurement of Financial Assets and Liabilities (“ASU 2016-01”), effective in 2018. The new standard will require equity investments to be measured at fair value with changes in fair value recognized in net income. Other provisions in ASU 2016-01 do not appear to be materially applicable to the Company. The Company is currently evaluating the potential impact of ASU 2016-01 on its financial statements.